PURCHASE AND SALE AGREEMENT among DEAL CAPITAL LTD. - and - SONORA GOLD CORPORATION - and - FIRST SILVER RESERVE, S.A. de C.V. - and – RECURSOS ESCONDIDOS, S.A. de C.V.

ARTICLE 1 INTERPRETATION

2

1.1

Defined Terms

2

1.2

Best of Knowledge

5

1.3

Schedules

5

1.4

Currency

5

1.5

Choice of Law and Attornment

5

1.6

Interpretation Not Affected by Headings or Party Drafting

5

1.7

Number and Gender

5

1.8

Time of Essence

6

ARTICLE 2 PURCHASE AND SALE

6

2.1

Purchase and Sale

6

2.2

Consideration

6

2.3

Additional Payment

6

2.4

Hold Period Requirement

7

2.5

Escrow Conditions

7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES

7

3.1

Representations and Warranties by Sonora Gold and the Subsidiaries

7

3.2

Representations and Warranties by Deal Capital

17

ARTICLE 4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

19

4.1

Survival of Warranties by the Subsidiaries

19

4.2

Survival of Warranties by Deal Capital

19

ARTICLE 5 COVENANTS

19

5.1

Covenants by Sonora Gold

19

(1)

Investigation of Business and Examination of Documents

19

(2)

Conduct of Business

20

(3)

Transfer of the Subsidiaries Shares

21

(4)

Escrow Agreement

21

(5)

Transfer of Deal Capital Shares After Closing

21

(6)

Updating of Schedules

21

(7)

Employment Agreement

22

(8)

Exclusive Dealings

22

(9)

Revised Corporate Tax Returns for the year ended December 31, 2005

22

(10)

Tax Return for the year ended December 31, 2006

22

(11)

IVA Tax Filings

23

(12)

Payroll Taxes

23

(13)

Mining Property Taxes

23

(14)

Register with National Registry of Foreign Investment

23

(15)

Title Opinion for the Santa Gertrudis Property and Roca Roja Property

24

(16)

Incorporation of Newco; Assignment of San Enrique Option Agreement

24

5.2

Covenants by Deal Capital

24

(1)

Escrow Agreements

24

(2)

Payment of Taxes

24

(3)

Completion of NI 43-101 Report

25

(4)

Completion of Financial Statements

25

ARTICLE 6 CONDITIONS

25

6.1

Conditions to the Obligations of Deal Capital

25

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of  Covenants

25

(2)

Material Adverse Changes

25

(3)

No Restraining Proceedings

25

(4)

Consents

26

(5)

Opinions of Sonora Gold’s Counsel

26

(6)

Availability of Exemptions

26

(7)

Financial Condition of the Subsidiaries

26

(8)

Financial Statements

26

(9)

Board of Directors

26

(10)

Due Diligence Reviews

26

(11)

Completion of Purchase Agreement with Sonora Copper LLC

27

(12)

Concurrent Financing

27

(13)

Subsidiaries Liabilities

27

(14)

Assignment of San Enrique Option Agreement

27

(15)

Option to Purchase with Sonora Gold de Mexico

27

6.2

Waiver or Termination by Deal Capital

27

6.3

Conditions to the Obligations of the Subsidiaries and Sonora Gold

28

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of  Covenants

28

(2)

No Restraining Proceedings

28

(3)

Consents

28

(4)

Financing

28

6.4

Waiver or Termination by Vendors

28

ARTICLE 7 CLOSING

29

7.1

Closing Date

29

7.2

Deliveries on Closing

29

7.3

Closing Arrangements

30

7.4

Effective Time

31

7.5

Adjustments in the Purchase Price

31

ARTICLE 8 INDEMNIFICATION AND SET-OFF

31

8.1

Indemnity by Sonora Gold and the Subsidiaries

31

8.2

Provisions Relating to Indemnity Claims

31

ARTICLE 9 GENERAL PROVISIONS

33

9.1

Further Assurances

33

9.2

Notices

33

9.3

Counterparts

35

9.4

Expenses of Parties

35

9.5

Public Announcements

35

9.6

Assignment

35

9.7

Successors and Assigns

35

9.8

Entire Agreement

35

9.9

Waiver

36

9.10

Amendments

36

9.11

Default and Termination

36

SCHEDULES
Schedule 1a
Schedule 1b
Schedule 1.1(r)
Schedule 2.4
Schedule 3.1(4)
Schedule 3.1(5)(b) Sonora Gold Articles and Relevant Corporate Docs, First Silver & Recursos Articles
Schedule 3.1(5)(c) First Silver’s water rights license
Schedule 3.1(12)
Schedule 3.1(14)
Schedule 3.1(15)
Schedule 3.1(17)
Schedule 3.1(18)
Schedule 3.1(19)
Schedule 3.1(20) First Silver and Recursos Bank Account Information
Schedule 3.1(23)
Schedule 3.1(25)
Schedule 3.1(29) Option Agreement
Schedule 3.1(31) First Silver and Recursos current consultant information

PURCHASE AND SALE AGREEMENT

THIS AGREEMENT dated for reference April 15, 2007

AMONG:

DEAL CAPITAL LTD., a corporation existing under the laws of the Province of British Columbia

(“Deal Capital”)

AND:

SONORA GOLD CORPORATION, a corporation existing under the laws of the Province of British Columbia

(“Sonora Gold ”)

AND:

FIRST SILVER RESERVE, S.A. de C.V., a corporation existing under the laws of Mexico

(“First Silver”)

AND:

RECURSOS ESCONDIDOS, S.A. de C.V., a corporation existing under the laws of Mexico

(“Recursos”)

(First Silver and Recursos are collectively referred to in this Agreement, as the “Subsidiaries.)

WHEREAS:

A.

Sonora Gold is the registered and beneficial owner of all the issued and outstanding shares in the capital of the Subsidiaries (the “Subsidiaries Shares”);

B.

Deal Capital wishes to purchase, and Sonora Gold wishes to sell, the Subsidiaries Shares on the terms and conditions set forth in this Agreement; and

C.

The parties desire to make certain representations, warranties, covenants and agreements in connection with the proposed purchase and sale.

THEREFORE, the parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1

Defined Terms

In this Agreement and in the Schedules hereto, unless there is something in the subject matter or context inconsistent therewith, the following terms and expressions will have the following meanings:

(a)

“Additional Payment” means the payment by Deal Capital to Sonora Gold pursuant to Section 2.3;

(b)

“Affiliate” has the meaning defined in the B.C. Act;

(c)

“arm’s length” will have the meaning ascribed to such term under the Income Tax Act (Canada);

(d)

“Associate” has the meaning ascribed in the policies of the Exchange;

(e)

“Average Closing Price” means the average closing price of the common shares of Deal Capital on the Exchange (or other exchange at which common shares of Deal Capital may trade);

(f)

“B.C. Act” means the Business Corporations Act (British Columbia);

(g)

“Business” means the business carried on by the Subsidiaries which primarily involves exploration and development of the Santa Gertrudis Property by First Silver and Roca Roja Property by Recursos;

(h)

“Business Day” means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Vancouver, British Columbia;

(i)

“Closing” has the meaning ascribed in Section 7.1;

(j)

“Closing Date” has the meaning ascribed in Section 7.1 of this Agreement;

(k)

“Closing Time” means 10:00 a.m. in Vancouver, British Columbia on the Closing Date or such other time on the Closing Date as the parties hereto may agree upon;

(l)

“Commissions” means the Alberta Securities Commission and the British Columbia Securities Commission;

(m)

“Condition” of the Subsidiaries  means the condition of the assets, liabilities, operations, activities, earnings, affairs or financial position of the Subsidiaries;

(n)

“Consideration Shares” means 1,500,000 common shares in the capital of Deal Capital to be issued to Sonora Gold pursuant to Section 2.2;

(o)

“Deal Capital” means Deal Capital Ltd.;

(p)

“Deal Capital’s Counsel” means McCullough O’Connor Irwin LLP of Vancouver, British Columbia;

(q)

“Deal Capital Shares” means, collectively, the Consideration Shares and any other common shares of Deal Capital which may be issued to Sonora Gold pursuant to this Agreement;

(r)

“Encumbrances” means mortgages, charges, pledges, security interests, liens, encumbrances, actions, claims, leases, demands and equities of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing;

(s)

“Environmental Matters” has the meaning given in Section 3.1(18)(a) to (e);

(t)

“Escrow Agreement” means the escrow agreement in Form 5D (Value Securities) of the Exchange to be entered into with Sonora Gold regarding the Consideration Shares, pursuant to which the Consideration Shares to be issued to Sonora Gold under Section 2.2 will be subject to a three year escrow arrangement with releases of 10% at Closing, 15% six months after Closing and 15% every six months thereafter, which release may be accelerated to an 18 months escrow release pursuant to Part 3 of the Escrow Agreement;

(u)

“Exchange” means the TSX Venture Exchange;

(v)

“Financial Statements” means the audited financial statements of each of the Subsidiaries for the fiscal year ended December 31, 2006, and unaudited financial statements of each of the Subsidiaries for the fiscal years ended December 31, 2004 and 2005;

(w)

“generally accepted accounting principles” means Canadian generally accepted accounting principles which are applicable as at the date on which any calculation made hereunder is to be effective or as at the date of any financial statements referred to herein, as the case may be;

(x)

“Hazardous Substance” has the meaning given in Section 3.1(18)(a)(ii);

(y)

“Insider” has the meaning ascribed in the policies of the Exchange;

(z)

“Letter of Intent” means the letter of intent entered into between Deal Capital and Sonora Gold dated February 13, 2007, setting out the basic terms and conditions of the Share Sale;

(aa)

“Licenses” means all of the licenses, registrations, qualifications and various governmental and regulatory approvals required to be obtained by the Subsidiaries in order to carry on the Business in Mexico as currently conducted and as proposed to be conducted following the Share Sale;

(bb)

“MTC” means Minera Teck Cominco S.A. de C.V.;

(cc)

“MTC Agreement” means an option agreement entered into between First Silver and MTC dated July 8, 2005 as amended January 31, 2006, pursuant to which MTC has an option to earn a 60% interest in the San Enrique and Greta properties located in the Santa Teresa District, Cucurpe Municipality, Sonora State, Mexico;

(dd)

“Newco” means a company to be incorporated as a wholly-owned subsidiary of Sonora Gold;

(ee)

“person” means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(ff)

“Proposed Qualifying Transaction” means the purchase by Deal Capital of the Subsidiaries Shares and all of the issued and outstanding shares in the capital of Compania Minera Chuqui, S.A. de C.V.;

(gg)

“Public Reports” has the meaning given in Section 3.2(5) of this Agreement;

(hh)

“Purchase Price” has the meaning given in Section 2.2 of this Agreement;

(ii)

“Roca Roja Property” means 14 mineral claims totalling 2,148.48 hectares, located in the Santa Teresa District, Cucurpe Municipality, Sonora State, Mexico;

(jj)

“Santa Gertrudis Property” means 7 mineral claims totalling 2,010.85 hectares, located in the Santa Teresa District, Cucurpe Municipality, Sonora State, Mexico;

(kk)

“Securities Acts” means the Securities Act (British Columbia) and the Securities Act (Alberta), as amended from time to time, and the rules and regulations promulgated respectively thereunder;

(ll)

“Share Sale” means the sale of the Subsidiaries Shares by Sonora Gold to Deal Capital on the terms and conditions of this Agreement;

(mm)

“Sonora Gold ” means Sonora Gold Corporation;

(nn)

“Sonora Gold’s Counsel” means Morton & Company of Vancouver, British Columbia;

(oo)

“Statements Date” means December 31, 2006;

(pp)

“Subsidiaries Material Adverse Effect” has the meaning given in Section 3.1(5)(c);

(qq)

“Subsidiaries Shares” means, collectively, 50,000 common shares in the capital of First Silver, representing all of the issued and outstanding shares of First Silver, and 50,000 common shares in the capital of Recursos, representing all of the issued and outstanding shares in the capital of Recursos;

(rr)

“Tax” or “Taxes” (including, with correlative meaning, “Taxable”) means all federal, provincial, state, local and foreign taxes, assessments, levies, duties, impositions, withholdings and other governmental charges (including taxes based upon or measured by gross receipts, income, profits, sales, use or occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, social security, employment, excise and property taxes), together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts;

(ss)

“Tax Returns” means all Tax returns, reports and forms (including withholding tax returns) for a Taxable period required to be filed by applicable federal, state, local or foreign Tax laws; and

(tt)

“Termination Date” has the meaning ascribed in Section 7.1.

1.2

Best of Knowledge

Any reference herein to “the best of the knowledge” of a party will be deemed to mean the actual knowledge of the party and the knowledge which they would have had if they had conducted a diligent inquiry into the relevant subject matter.

1.3

Schedules

The Schedules listed in the table of contents to this Agreement and which are attached to this Agreement are incorporated into this Agreement by reference and are deemed to be part hereof.

1.4

Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

1.5

Choice of Law and Attornment

This Agreement is governed by and construed in accordance with the laws of the Province of British Columbia.  The parties agree that the courts of that Province will have exclusive jurisdiction to determine all disputes and claims arising between the parties.

1.6

Interpretation Not Affected by Headings or Party Drafting

The division of this Agreement into articles, sections, paragraphs, subsections and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement and the Schedules hereto and not to any particular article, section, paragraph, clause or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.  Each party hereto acknowledges that it and its legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

1.7

Number and Gender

In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

(a)

words in the singular number include the plural and such words shall be construed as if the plural had been used;

(b)

words in the plural include the singular and such words shall be construed as if the singular had been used; and

(c)

words importing the use of any gender shall include all genders where the context or party referred to so requires, and the rest of the sentence shall be construed as if the necessary grammatical and terminological changes had been made.

1.8

Time of Essence

Time is of the essence hereof.

ARTICLE 2
PURCHASE AND SALE

2.1

Purchase and Sale

Based upon the representations, warranties and covenants of the parties herein contained and subject to the conditions herein contained, Deal Capital hereby agrees to purchase, and Sonora Gold hereby agrees to sell, the Subsidiaries Shares and all of Sonora Gold’s right, title and interest in and to the Subsidiaries Shares, on the Closing Date for the Purchase Price.  Sonora Gold represents to Deal Capital that legal title to one share in the capital of each Subsidiary is held by Mr. David McMillan in trust for Sonora Gold.  Sonora Gold and the Subsidiaries jointly and severally agree to cause Mr. McMillan to transfer on the Closing Date legal title to such shares to Mr. Alberto Navarro, Deal Capital’s Mexican representative, or such other person as may be designated by Deal Capital on or before the Closing Date.

2.2

Consideration

In consideration of the purchase and sale herein contemplated and in complete satisfaction of the purchase price set out in subsections (1) through to (4) below (the “Purchase Price”) for the Subsidiaries Shares, Deal Capital hereby agrees to:

(1)

pay to Sonora Gold an amount of $25,000 in cash, representing a non-refundable deposit, which amount Deal Capital paid to Sonora Gold on the execution of the Letter of Intent and receipt of which is hereby acknowledged by Sonora Gold;

(2)

subject to the reduction of the Purchase Price pursuant to Section 5.1 and the adjustment in the Purchase Price pursuant to Section 7.5, pay to Sonora Gold on Closing an amount of US$650,000 in cash; and

(3)

subject to the Escrow Agreement, issue to Sonora Gold on Closing the Consideration Shares

2.3

Additional Payment

Subject to Section 5.1, Deal Capital will pay to Sonora Gold an amount of US$1,500,000 (the “Additional Payment”, as follows:

(a)

on a day that is 12 months following the Closing Date, US$500,000 in cash, the payment of which may, at the option of Deal Capital, be fully or partially satisfied by the issuance to Sonora Gold of common shares in the capital of Deal Capital at a deemed price to be calculated using the Average Closing Price during the period that is 30 days prior to the issue date of such shares.  Deal Capital may exercise this option by providing to Sonora Gold written notice on or before the date which is 8 months following the Closing Date, in which case 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 8 months following the Closing Date and the remaining 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 12 months following the Closing Date;

(b)

on a day that is 24 months following the Closing Date, US$500,000 in cash, the payment of which may, at the option of Deal Capital, be fully or partially satisfied by the issuance to Sonora Gold of common shares in the capital of Deal Capital at a deemed price to be calculated using the Average Closing Price during the period that is 30 days prior to the issue date of such shares.  Deal Capital may exercise this option by providing to Sonora Gold written notice on or before the date which is 20 months following the Closing Date, in which case 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 20 months following the Closing Date and the remaining 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 24 months following the Closing Date; and

(c)

on a day that is 36 months following the Closing Date, US$500,000 in cash, the payment of which may, at the option of Deal Capital, be fully or partially satisfied by the issuance to Sonora Gold of common shares in the capital of Deal Capital at a deemed price to be calculated using the Average Closing Price during the period that is 30 days prior to the issue date of such shares.  Deal Capital may exercise this option by providing to Sonora Gold written notice on or before the date which is 32 months following the Closing Date, in which case 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 32 months following the Closing Date and the remaining 50% of the Deal Capital common shares issuable to Sonora Gold pursuant to this paragraph will be issued on the date which is 36 months following the Closing Date.

2.4

Hold Period Requirement

Sonora Gold acknowledges and agrees that the Deal Capital Shares issued to it under this Agreement will be subject to a hold period of four months plus a day under the Securities Acts and may be subject to additional trading restrictions as may be imposed by the Exchange.  Any hold or restricted period will start on the date the shares are issued by Deal Capital to Sonora Gold.

2.5

Escrow Conditions

Sonora Gold acknowledges and agrees that the Consideration Shares will be, and the Deal Capital Shares issuable to it pursuant to Section 2.3 may be, subject to escrow restrictions as required by the Exchange.  The parties acknowledge and agree that pursuant to the policies of the Exchange, such shares may be subject to a 36 months time release or an 18 months time release depending on whether Deal Capital is at the time of issuance of such shares or at any time during the period within which the shares are held in escrow a Tier 1 Issuer or Tier 2 Issuer on the Exchange.  Sonora Gold hereby agrees to place such shares in escrow under the terms of the Escrow Agreement or any other escrow agreement as may be required by the Exchange.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties by Sonora Gold and the Subsidiaries

Sonora Gold and the Subsidiaries hereby jointly and severally represent and warrant to Deal Capital as follows, and acknowledge that Deal Capital is relying upon the accuracy of each of such representations and warranties in connection with the Share Sale and all transactions contemplated under this Agreement:

(1)

Corporate Authority and Binding Obligation

Each of Sonora Gold, First Silver and Recursos has good right, full power and absolute authority to enter into this Agreement and to perform all of its obligations under this Agreement.  Each of Sonora Gold, First Silver and Recursos has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby.  Each of Sonora Gold, First Silver and Recursos has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into, and the execution, delivery and performance of, this Agreement.  This Agreement is a legal, valid and binding obligation of each of Sonora Gold, First Silver and Recursos, enforceable against each of them in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(2)

No Other Purchase Agreements

No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, preemptive or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any nature, for:

(a)

the purchase, subscription, allotment or issuance of, or conversion into, any of the unissued shares of the Subsidiaries or any other securities of the Subsidiaries;

(b)

the purchase from Sonora Gold of any of the Subsidiaries Shares; or

(c)

the purchase or other acquisition from the Subsidiaries of any of their respective properties or assets.

(3)

Securities Representations

(a)

Sonora Gold has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Deal Capital Shares which are issuable to it pursuant to this Agreement and is able to bear the economic risk of loss of its entire investment;

(b)

Sonora Gold is receiving Deal Capital Shares pursuant to this Agreement as principal, for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of such Deal Capital Shares; and

(c)

Sonora Gold acknowledges that the Deal Capital Shares issuable to it pursuant to this Agreement will be subject to: (i) under the Securities Acts, a four month plus one day hold period from the date of the issue of such shares and the certificates representing those securities will bear a legend to that effect; (ii) control person trading restrictions under the Securities Acts which may impose further trading restrictions on Sonora Gold and (iii) escrow restrictions pursuant to the Escrow Agreement and any other escrow arrangement which may be requested by the Exchange.

(4)

Good Title and Contractual and Regulatory Approvals

Except for one share in the capital of each Subsidiary legal title of which is held by Mr. David McMillan in trust for Sonora Gold, Sonora Gold is registered and beneficial owner of Subsidiaries Shares, with good and marketable title thereto, free and clear of any and all Encumbrances.  Neither Sonora Gold, First Silver nor Recursos is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, provincial, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by either of Sonora Gold, First Silver or Recursos, in connection with the execution, delivery or performance by Sonora Gold, First Silver or Recursos of this Agreement or the completion of any of the transactions contemplated herein. Complete and correct copies of any agreements under which Sonora Gold, First Silver or Recursos is obligated to request or obtain any such consent have been provided to Deal Capital, and all required consents and approvals have been or will be obtained by the Closing Time.

(5)

Status, Charter Documents and Licenses

(a)

Sonora Gold is a corporation duly incorporated and validly existing in all respects under the laws of British Columbia.  Each of First Silver and Recursos is a corporation duly incorporated and validly existing in all respects under the laws of Mexico.  Each of Sonora Gold, First Silver and Recursos has all necessary corporate power and authority to own, lease or otherwise hold its respective properties and assets, and to carry on its respective business as it is now being conducted and proposed to be conducted.

(b)

The constating documents of Sonora Gold, First Silver and Recursos, each as amended to the date hereof, are listed in Schedule 3.1(5)(b) attached hereto, and complete and correct copies of each of those documents have been delivered to Deal Capital.

(c)

Each of the Subsidiaries is duly licensed, registered and qualified as a corporation to do business, including the Business, is up-to-date in the filing of all required corporate returns and other notices and filings and is otherwise in good standing in all respects, in each jurisdiction, including Mexico, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, condition (financial or other) or results of operations of the Subsidiaries taken as a whole (a “Subsidiaries Material Adverse Effect”).  All of such Licenses are listed in Schedule 3.1(5)(c) attached hereto and are valid and subsisting.  Complete and correct copies of the Licenses have been delivered to Deal Capital.  The Subsidiaries, and Sonora Gold if applicable, are in compliance with all material terms and conditions of the Licenses.  There are no proceedings in progress, pending or, to the best of the knowledge of Sonora Gold and the Subsidiaries, threatened, which could result in the revocation, cancellation or suspension of any of the Licenses.

(6)

Compliance with Charter Documents, Agreements and Laws

The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by Sonora Gold and the Subsidiaries and the completion of the transactions contemplated hereby, will not constitute or result in a violation or material breach of or material default under, or cause the acceleration of any obligations of Sonora Gold or any of the Subsidiaries under:

(a)

any term or provision of the applicable constating documents; or

(b)

the terms of any agreement (written or oral), indenture, instrument or understanding or other obligation or restriction to which any of Sonora Gold or any of the Subidiaries is a party or by which either of them is bound; or

(c)

any term or provision of any of the Licenses or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction.

(7)

Corporate Records

The corporate records and minute books of the Subsidiaries, all of which have been provided to Deal Capital, contain complete and accurate minutes of all meetings of the directors and shareholders of the Subsidiaries held since their respective dates of incorporation at which resolutions were passed, and signed copies of all resolutions and by-laws duly passed or confirmed by the directors or shareholders of the Subsidiaries other than at a meeting.  All such meetings were duly called and held unless action was taken by unanimous written consent.  The share certificate books, register of security holders, register of transfers and register of directors and any similar corporate records of the Subsidiaries are complete and accurate.

(8)

Authorized and Issued Capital

The authorized capital of First Silver consists of an unlimited number of common shares, of which 50,000 have been duly issued and are outstanding as fully paid and non-assessable shares.  The authorized capital of Recursos consists of an unlimited number of common shares, of which 50,000 have been duly issued and are outstanding as fully paid and non-assessable shares.  No shares or other securities of First Silver or Recursos have been issued in violation of any laws, the relevant constating documents or the terms of any agreement to which First Silver or Recursos, as applicable, is a party or by which it is bound.

(9)

Shareholders Agreements, Etc.

There are no shareholders’ agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the Subsidiaries Shares or any other securities of the Subsidiaries.

(10)

Financial Statements

The Financial Statements are true, correct and complete in all respects and present fairly the financial condition of the Subsidiaries as of the dates thereof, including the assets and liabilities of Subsidiaries as of the dates thereof, and the revenues, expenses and results of the operations of the Subsidiaries for the fiscal years ended on the dates thereof.  The Financial Statements are, or will be as at the Closing Date, prepared in accordance with generally accepted accounting principles.

(11)

Financial Records

All financial transactions of the Subsidiaries have been recorded in the financial books and records of the Subsidiaries in accordance with good business practice, and such financial books and records form the basis for the Financial Statements and the Financial Statements are derived from such books and records.  No information, records or systems pertaining to the operation or administration of the Business are in the possession of, recorded, stored, maintained by or otherwise dependent upon any other person.

(12)

Liabilities of the Subsidiaries and In Respect of Transactions

There are no liabilities (contingent or otherwise) of any kind whatsoever and, to the best of the knowledge of Sonora Gold and the Subsidiaries, there is no basis for assertion against the Subsidiaries of any liabilities of any kind or in respect of which Deal Capital may become liable on or after the consummation of the transactions contemplated by this Agreement other than liabilities disclosed or reflected in or provided for in the Financial Statements.

(13)

Indebtedness

Except as disclosed in the Financial Statements, the Subsidiaries have no bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after the date of its original creation or issuance, and are not under any obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after the date of its original creation or issuance.

(14)

Absence of Certain Material Changes or Events

Since the Statements Date, the Subsidiaries have not:

(a)

incurred any obligation or liability (fixed or contingent) outside of the ordinary course of business;

(b)

paid or satisfied any obligation or liability (fixed or contingent), except current liabilities included in the Financial Statements;

(c)

created any Encumbrance upon any of its properties or assets;

(d)

sold, assigned, transferred, leased or otherwise disposed of any of its properties or assets;

(e)

purchased, leased or otherwise acquired any material properties or assets not disclosed to Deal Capital;

(f)

waived, cancelled or written-off any rights, claims, accounts receivable or any amounts payable to the Subsidiaries;

(g)

entered into any transaction, contract, agreement or commitment outside of the ordinary course of business;

(h)

made any material change with respect to any method of management, operation or accounting in respect of the Business;

(i)

suffered any damage, destruction or loss (whether or not covered by insurance) which has adversely affected or could adversely affect the Business or the Condition of either of the Subsidiaries;

(j)

hired any employees not in the ordinary course of the Business;

(k)

suffered any extraordinary loss relating to the Business; or

(l)

made or incurred any material change in, or become aware of any event or condition which is likely to result in a material change in, the Business or the Condition of the Subsidiaries.

(15)

Commitments for Capital Expenditures

Since the Statements Date, neither of the Subsidiaries has made, committed to make, or authorized to be made, any single capital expenditure exceeding US$10,000.

(16)

Dividends and Distributions

Since the Statements Date, neither of the Subsidiaries has declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to do any of the foregoing.

(17)

Litigation

There are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of either of the Subsidiaries or Sonora Gold) pending or, to the best of the knowledge of Sonora Gold or either of the Subsidiaries threatened, by or against or affecting the Subsidiaries or the Subsidiaries Shares, at law or in equity, or before or by any court or any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.  To the best of the knowledge of Sonora Gold and the Subsidiaries, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(18)

Environmental Matters

(a)

For purposes of this Agreement, the following terms and expressions will have the following meanings:

(i)

“Environmental Laws” means any current or future federal, state, provincial or local law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the indoor or outdoor environment, health, safety or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance; or (C) odour, indoor air, employee exposure, wetlands, pollution, contamination; (D) and injury or threat of injury to persons or property relating to any Hazardous Substance; or (E) the protection, management or use of surface water or ground water;

(ii)

“Hazardous Substances” means any substance, material or waste that is listed, classified or regulated as hazardous, toxic or dangerous pursuant to any Environmental Law including, but not limited to, petroleum products or by-products, asbestos containing materials, urea formaldehyde, radon gas, lead containing paint or plumbing, and polychlorinated biphenyls; and

(iii)

“Release” means any release, spill, leak, emission, discharge, leach, dumping, emission, escape or other disposal.

(b)

Except as disclosed in the reports listed in Schedule 3.1(18) attached hereto, to the best of the knowledge of Sonora Gold and the Subsidiaries, the operation of the Business, the property and assets owned or used by the Subsidiares and the use, maintenance and operation thereof have been and are in compliance with all Environmental Laws.  To the best of the knowledge of Sonora Gold and the Subsidiaries, the Subsidiaries have complied with all reporting and monitoring requirements under all Environmental Laws.  Neither of the Subsidiaries has received any notice of any non-compliance with any Environmental Laws.

(c)

The Subsidiaries have obtained all permits, certificates, approvals, registrations and licenses necessary to conduct the Business and to own, use and operate their respective properties and assets in compliance with all Environmental Laws.

(d)

Except as disclosed in the reports listed in Schedule 3.1(18), there are no Hazardous Substances located on or in any of the properties or assets owned or used by the Subsidiaries and no Release of any Hazardous Substances has occurred on or from the properties and assets of the Subsidiaries or has resulted from the operation of the Business and the conduct of all other activities of the Subsidiaries.  Neither of the Subsidiaries has used any of its respective properties or assets to produce, generate, store, handle, transport or dispose of any Hazardous Substances and no real property owned by any of the Subsidiaries, or in which any of the Subsidiaries has any interest, has been or is being used as a landfill or waste disposal site.

(e)

Without limiting the generality of the foregoing, except as disclosed in the reports listed in Schedule 3.1(18), to the best of the knowledge of Sonora Gold and the Subsidiaries, there are no underground or surface storage tanks or urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls (PCBs) or radioactive substances located on or in any of the properties or assets owned or used by the Subsidiaries.  The Subsidiaries have not, and to the best of the knowledge of Sonora Gold and the Subsidiaries, there is no basis upon which it could become, responsible for any clean-up or corrective action under any Environmental Laws.

(19)

Title to Assets

First Silver is the registered and beneficial owner of the Santa Gertrudis Property, Recursos is the registered and beneficial owner of the Roca Roja Property, and each of the Subsidiaries is the owner of and has good and marketable title to all of its other respective properties and assets, including, without limitation, all properties and assets reflected in the Financial Statements and all properties and assets acquired by the Subsidiaries after the Statements Date, free and clear of all Encumbrances whatsoever.

The Company and its Subsidiaries have not received any notice or letters regarding the cancellation of the ownership of the Santa Gertrudis Property and the Roca Roja Property for failing to make the mining property taxes payments in 2005, 2006 and 2007.

No person other than the Subsidiaries owns any assets (other than leased assets) which are being used in the Business.  There are no agreements or commitments to purchase property or assets by either of the Subsidiaries.

(20)

Deposit Accounts and Safe Deposit Boxes of the Subsidiaries

The name and address of each bank, trust company or similar institution with which either of the Subsidiaries has one or more accounts or one or more safe deposit boxes, the number of each such account and safe deposit box and the names of all persons authorized to draw thereon or to have access thereto are as set out in Schedule 3.1(20) attached hereto.

(21)

Real Property Owned By the Subsidiaries

The Subsidiaries do not own or have an interest in, directly or indirectly, any real property.

(22)

Leased Premises

There are no properties for which either of the Subsidiaries is a tenant.

(23)

Deficiencies

To the best of the knowledge of Sonora Gold and the Subsidiaries, there are no outstanding non-compliance orders, deficiency notices or other such notices relative to the properties leased by the Subsidiaries or the assets thereon, the other properties and assets of the Subsidiaries or the Business which have been issued by any regulatory authority or any governmental authorities or agencies.  To the best of the knowledge of Sonora Gold and the Subsidiaries, there are no matters under discussion with any such department or authority relating to non-compliance orders, deficiency notices or other such notices.  To the best of the knowledge of Sonora Gold and the Subsidiaries, the Business is not being carried on, and none of the properties leased by the Subsidiaries or assets of the Subsidiaries are being operated, in a manner which is in material contravention of any statute, regulation, rule, code, standard or policy where such contravention, when taken together with all such other contraventions, would result in a Subsidiaries Material Adverse Effect.  To the best of the knowledge of Sonora Gold and the Subsidiaries, except in the ordinary course of business, no amounts are owing by the Subsidiaries in respect of the leased premises of the Subsidiaries or the assets thereon to any governmental authority or public utility.

(24)

Leases of Personal Property

There is no personal property leased by either of the Subsidiaries.

(25)

Subsidiaries and Other Interests

The Subsidiaries have no subsidiaries and do not own any securities issued by, or any equity or ownership interest in, any other person.  The Subsidiaries are not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person.

(26)

Partnerships or Joint Ventures

Except as set out in Schedule 3.1(29), neither of the Subsidiaries is a partner or participant in any partnership, joint venture, profit-sharing arrangement or other association of any kind, and neither is a party to any agreement under which it agrees to carry on any part of the Business or any other activity in such manner or by which it agrees to share any revenue or profit with any other person.

(27)

Restrictions on Doing Business

Neither of the Subsidiaries is a party to or bound by any agreement which would restrict or limit its right to carry on any business or activity, including the Business, or to solicit business from any person or in any geographical area or otherwise to conduct the Business as it may determine.  Neither of the Subsidiaries is subject to any legislation or any judgement, order or requirement of any court or governmental authority which is not of general application to persons carrying on a business similar to the Business.  There are no facts or circumstances which could adversely affect the ability of either of the Subsidiaries to continue to operate the Business as presently conducted or to operate or use the its respective properties and assets as presently operated or used following the completion of the Share Sale.

(28)

Guarantees, Warranties and Discounts

Neither of the Subsidiaries is a party to or bound by any agreement of guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any person, and neither of the Subsidiaries is required to provide any letters of credit, bonds or other financial security arrangements in connection with the Business.

(29)

Material Outstanding Agreements

Except as set out in Schedule 3.1(29), neither of the Subsidiaries is a party to or bound by any outstanding or executory agreement, contract or commitment, whether written or oral with an aggregate value of greater than US$10,000, except for any contract, lease or agreement.

(30)

Good Standing of Agreements

Neither of the Subsidiaries is in material default or breach of any of its obligations under any one or more contracts, agreements (written or oral), commitments, indentures or other instruments to which it is a party or by which it is bound and there exists no state of facts which, after notice or lapse of time or both, would constitute such a default or breach.  All such contracts, agreements, commitments, indentures and other instruments are now in good standing and in full force and effect without amendment thereto, the Subsidiaries are entitled to their respective benefits thereunder and, to the best of the knowledge of Sonora Gold and the Subsidiaries, the other parties to such contracts, agreements, commitments, indentures and other instruments are not in default or breach of any of their material obligations thereunder where any such default or breach would have a Material Adverse Effect.  There are no contracts, agreements, commitments, indentures or other instruments under which the Subsidiaries’ rights or the performance of their respective obligations are dependent upon or supported by the guarantee of or any security provided by any other person.

(31)

Employees/Consultants

There are no employees of the Subsidiaries.  The Subsidiaries consultants are set out in Schedule 3.1(31) attached hereto.

(32)

Labour Matters and Employment Standards

(a)

Neither of the Subsidiaries is subject to any agreement with any labour union or employee association and has not made any commitment to or conducted negotiations with any labour union or employee association with respect to any future agreement and during the period preceding the date of this Agreement there has been no attempt to organize, certify or establish any labour union or employee association in relation to any of the employees of the Subsidiaries.

(b)

There are no existing or, to the best of the knowledge of Sonora Gold and the Subsidiaries threatened, labour strikes or labour disputes, grievances, controversies or other labour matters affecting the Subsidiaries or the Business.

(c)

The Subsidiaries have complied with all laws, rules, regulations and orders applicable to it relating to employment, including those relating to wages, hours, collective bargaining, occupational health and safety, workers’ hazardous materials, employment standards, pay equity and workers’ compensation.  There are no outstanding charges or complaints against either of the Subsidiaries relating to unfair labour practices or discrimination or under any legislation relating to employees.

(33)

Insurance

There are no insurance policies maintained any of the Subsidiaries.

(34)

Non-Arm’s Length Matters

Neither of the Subsidiaries is a party to or bound by any agreement with, is indebted to, or is owed by, Sonora Gold, any of Sonora Gold’s Affiliates or any officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of Sonora Gold or the Subsidiaries or any person not dealing at arm’s length with any of the foregoing.  Since the Statements Date, the Subsidiaries have not made or authorized any payments to Sonora Gold or any of Sonora Gold’s Affiliates or any officers, former officers, directors, former directors, shareholders, former shareholders, employees or former employees of Sonora Gold or any person not dealing at arm’s length with any of the foregoing.

(35)

Compliance with Laws

To the best of Sonora Gold’s and the Subsidiaries’ knowledge, neither of the Subsidiaries is in violation of any federal, provincial, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign.

(36)

Vendors’ Residency

Sonora Gold is a resident of Canada within the meaning of the Income Tax Act (Canada).

(37)

Copies of Documents

Complete and correct copies (including all amendments) of all contracts, leases and other documents referred to in this Agreement or any Schedule hereto or required to be disclosed hereby have been delivered to Deal Capital.

(38)

Disclosure

The representations and warranties and other factual statements of each of Sonora Gold, First Silver and Recursos contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made herein and therein not misleading.

(39)

Effect of Transaction

No creditor, supplier, employee, or other person having a material business relationship with either of the Subsidiaries has informed Sonora Gold or either of the Subsidiaries  that such person intends to change the relationship because of the transactions contemplated by this Agreement, and since the date of the Financial Statements, there has been no material adverse change to any such relationship.

(40)

Confidentiality Obligations

Neither Sonora Gold nor any of the Subsidiaries  is in possession of any information, documents or material under an obligation of confidentiality related to the Business to any other person.  The conduct of the Subsidiaries’ business as presently conducted will not violate or conflict with the obligations of confidentiality to any such other person.

3.2

Representations and Warranties by Deal Capital

Deal Capital hereby represents and warrants to Sonora Gold and the Subsidiaries as follows, and confirms that Sonora Gold and the Subsidiaries are relying upon the accuracy of each of such representations and warranties in connection with the Share Sale and completion of all transactions contemplated under this Agreement:

(1)

Corporate Authority and Binding Obligation.

Deal Capital is a corporation duly incorporated and validly subsisting in all respects under the laws of British Columbia.  Deal Capital and its board of directors has good right, full corporate power and absolute authority to enter into this Agreement and to perform all of Deal Capital’s obligations under this Agreement.  Deal Capital has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement.  This Agreement has been duly executed and delivered by Deal Capital and, assuming the due authorization, execution and delivery hereof by Sonora Gold and the Subsidiaries, constitutes a legal, valid and binding obligation of Deal Capital, enforceable against it in accordance with its terms subject to (i) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

(2)

Contractual and Regulatory Approvals.

Subject to obtaining the Exchange conditional approval of the Proposed Qualifying Transaction, Deal Capital is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, provincial, municipal or local government or governmental agency, board, commission or authority are required to be obtained by Deal Capital in connection with the execution, delivery or performance by Deal Capital of this Agreement or the completion of any of the transactions contemplated herein.

(3)

Compliance with Constating Documents, Agreements and Laws.

The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by Deal Capital, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

(a)

any term or provision of any of the constating documents of Deal Capital;

(b)

the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which Deal Capital is a party or by which it is bound; or

(c)

subject to obtaining the Exchange conditional approval of the Proposed Qualifying Transaction, any term or provision of any licenses, registrations or qualification of Deal Capital or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction.

(4)

Reporting Issuer.

Deal Capital is a reporting issuer pursuant to the Securities Acts and its common shares are posted and listed for trading on the Exchange.

(5)

Public Disclosure.

Deal Capital has made all filings with the Exchange and the Commissions that it is required to make since it became a reporting issuer under Canadian securities laws (collectively, the “Public Reports”).  Each of the Public Reports complies with Canadian securities laws in all material respects.  None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(6)

Subsequent Events; Investment Information

Subsequent to the respective dates as of which information is given in the Public Reports, there has been no material adverse change, or any fact known to Deal Capital and not disclosed to Sonora Gold that could reasonably be expected to result in a material adverse change in the business or financial condition of Deal Capital and, except as disclosed in the Public Reports, there is no litigation or governmental proceeding to which Deal Capital is a party or to which any property of Deal Capital is subject or that is pending or, to the best of the knowledge of Deal Capital, contemplated against Deal Capital that might result in any material adverse change in the business or financial condition of Deal Capital.

(7)

Share Capital

Deal Capital’s authorized share capital consists of an unlimited number of common shares of which, as at the date hereof, 2,500,000 common shares are outstanding as fully-paid and non-assessable.  At the Closing Time, and upon completion of the transactions contemplated herein, the Consideration Shares will be validly issued as fully paid and non-assessable, subject to applicable securities law resale restrictions and the Escrow Agreement.  Deal Capital Shares are issuable to Sonora Gold pursuant to Sections 2.2(3) and/or 2.2(4) will be validly issued as fully paid and non-assessable on the date they are issued, subject to applicable securities law resale restrictions and any escrow restrictions which may be imposed by the Exchange.

ARTICLE 4
SURVIVAL OF REPRESENTATIONS AND WARRANTIES

4.1

Survival of Warranties by the Subsidiaries

The representations and warranties made by the Subsidiaries and Sonora Gold and contained in this Agreement, or contained in any document or certificate given in order to carry out the transactions contemplated hereby, will survive the Closing Time and, notwithstanding any closing or any investigation made by or on behalf of Deal Capital or any other person or any knowledge of Deal Capital or any other person, shall continue in full force and effect for the benefit of Deal Capital for a period of 36 months from the Closing Date.

4.2

Survival of Warranties by Deal Capital

The representations and warranties made by Deal Capital and contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby will survive the Closing Time and, notwithstanding any closing or any investigation made by or on behalf of the Subsidiaries or any other person or any knowledge of the Subsidiaries and Sonora Gold or any other person, shall continue in full force and effect for the benefit of the Subsidiaries and Sonora Gold for a period of 36 months from the Closing Date.

ARTICLE 5
COVENANTS

5.1

Covenants by Sonora Gold

Sonora Gold and each of the Subsidiaries jointly and severally covenant to Deal Capital, that they will do or cause to be done the following:

(1)

Investigation of Business and Examination of Documents

Sonora Gold and the Subsidiaries will provide access to, and will permit Deal Capital, through its representatives, to make such investigation of the operations, properties, assets and records of the Subsidiaries and of their financial and legal condition, and the Subsidiaries Shares, as Deal Capital deems necessary or advisable to familiarize itself with the Subsidiaries and the Business, and such operations, properties, assets, records and other matters.  Without limiting the generality of the foregoing, up to and including the Closing Time, Sonora Gold and the Subsidiaries will permit Deal Capital and its representatives to have access to the premises used in connection with the Business and will produce for inspection and provide copies to Deal Capital of:

(a)

all agreements and other documents referred to in Section 3.1 or in any of the Schedules and all other contracts, leases, licenses, title documents, title opinions, insurance policies, information relating to employees of the Subsidiaries, documents relating to all indebtedness and credit facilities of the Subsidiaries, documents relating to legal or administrative proceedings and all other documents of or in the possession of the Subsidiaries or Sonora Gold relating to the Business;

(b)

all minute books, share certificate books, registers of security holders, registers of transfers of securities, registers of directors and other corporate documents of the Subsidiaries;

(c)

all books, records, accounts, Tax Returns and financial statements of the Subsidiaries; and

(d)

all other information which, in the reasonable opinion of Deal Capital’s representatives, is required in order to make an examination of the Subsidiaries, the Subsidiaries Shares and the Business.

Such investigations and inspections shall not mitigate or affect the representations and warranties of Sonora Gold and the Subsidiaries hereunder, which will continue in full force and effect.

(2)

Conduct of Business

Except as contemplated by this Agreement or with the prior written consent of Deal Capital, Sonora Gold and the Subsidiaries will:

(a)

operate the Business only in the ordinary course, consistent with past practices;

(b)

take all actions within its control to ensure that the representations and warranties in Section 3.1 remain true and correct at the Closing Time, with the same force and effect as if such representations and warranties were made at and as of the Closing Time, and to satisfy or cause to be satisfied the conditions in Section 6.1;

(c)

promptly inform Deal Capital of any facts that come to their attention which would cause any of Sonora Gold’s, First Silver’s or Recursos’ representations and warranties in this Agreement to be untrue in any respect;

(d)

take all action to preserve the Business and the assets located thereon and the goodwill of the Subsidiaries and their business dealings, to keep available the services of their respective present officers and employees and to maintain in full force and effect all agreements to which either of the Subsidiaries is a party, and take all other action reasonably requested by Deal Capital in order that the Business and the assets located thereon and the Condition of the Subsidiaries will not be impaired during the period of time between the execution of this Agreement and the Closing Date;

(e)

promptly inform Deal Capital in writing of any material adverse change in the Business and the assets located thereon or the Condition of the Subsidiaries;

(f)

maintain all of the Subsidiaries’ tangible properties and assets, including the Santa Gertrudis Property and the Roca Roja Property, in the same condition as they now exist, ordinary wear and tear excepted;

(g)

maintain the books, records and accounts of the Subsidiaries in the ordinary course and record all transactions on a basis consistent with past practice;

(h)

ensure that neither of the Subsidiaries creates, incurs or assumes any long-term debt (including obligations in respect of leases) and ensure that, other than in the ordinary course of the Business, neither of the Subsidiaries creates any Encumbrance upon any of their respective properties or assets, and any real property and the assets located thereon, respectively, and that neither of the Subsidiaries guarantees or otherwise become liable for the obligations of any other person or make any loans or advances to any person;

(i)

other than in the ordinary course of the Business, ensure that neither of the Subsidiaries sells or otherwise disposes of any of its respective properties or assets, or terminates or waives any right of substantial value of the Business;

(j)

ensure that neither of the Subsidiaries makes any material capital expenditure;

(k)

keep in full force all of the Subsidiaries’ current insurance policies, if any;

(l)

take all actions within its control to ensure that each of the Subsidiaries performs all of its respective obligations under all agreements to which it is a party or by which it is bound;

(m)

ensure that neither of the Subsidiaries enters into any agreement without prior written approval of Deal Capital;

(n)

not take any action to amend the constating documents of either of the Subsidiaries;

(o)

ensure that neither of the Subsidiaries declares or pays any dividends, redeems or repurchases any shares in its capital or makes any other distributions in respect of the Subsidiaries Shares; and

(p)

ensure that neither of the Subsidiaries increases, in any material manner, the compensation or employee benefits of any of its directors, officers or employees, or pay or agrees to pay to any of its directors, officers or employees any pension, severance or termination amount or other employee benefit not required by any of the employee benefit plans and programs referred to in the Schedules attached hereto, except that Sonora Gold and the Subsidiaries may negotiate severance payments with the consultants of the Subsidiaries set out in Schedule 3.1(31), an aggregate amount of which will not exceed US$60,000.

(3)

Transfer of the Subsidiaries Shares

At or before the Closing Time, Sonora Gold and the Subsidiaries will cause all necessary steps and corporate proceedings to be taken in order to facilitate the transactions contemplated herein, including the transfer of legal and beneficial title of all of the Subsidiaries Shares to Deal Capital and the transfer of legal title to one share in the capital of each Subsidiary presently held by Mr. David McMillan in trust for Sonora Gold to Mr. Alberto Navarro, Deal Capital’s Mexican representative, or such other person as may be designated by Deal Capital on or before the Closing Date.

(4)

Escrow Agreement

At the Closing Time, Sonora Gold will execute and deliver the Escrow Agreement.

(5)

Transfer of Deal Capital Shares After Closing

Sonora Gold will only sell, exchange, transfer or otherwise dispose of the Deal Capital Shares in compliance with applicable securities laws.

(6)

Updating of Schedules

Sonora Gold and the Subsidiaries will have the right to update the Schedules to this Agreement at any time prior to the Closing Date with respect to events that occur after the date of execution of this Agreement in order to be able to satisfy the conditions set forth in Article 6 of this Agreement.  Deal Capital hereby agrees that, to the extent Sonora Gold and the Subsidiaries disclose in writing that any of their representations or warranties in this Agreement is untrue or incorrect in any material respect either when made or at the Closing Date, and Deal Capital does not elect to terminate this Agreement in accordance with Section 6.2 and proceeds with the closing of the Share Sale, then the conditions set forth in Section 6.1(1) will be deemed to have been waived by Deal Capital, and such representation or warranty will be deemed to be amended as of such date to the extent necessary to render it consistent with the Schedules as amended and no claim for indemnification may be made thereafter on the basis of such inaccuracy.

(7)

Employment Agreement

At the Closing Time, Deal Capital will enter into an employment agreement with Mr. Greg McKelvey, to act as President and Chief Executive Officer of Deal Capital.

(8)

Exclusive Dealings

During the term of this Agreement, neither of the Subsidiaries nor Sonora Gold will offer for sale the Subsidiaries Shares or any of the properties and assets of the Subsidiaries, including the Santa Gertrudis Property and Roca Roja Property, or enter into an agreement or arrangement to dispose of in any way, directly or indirectly, fully or partially, the Subsidiaries Shares or any of the properties and assets of the Subsidiaries, including the Santa Gertrudis Property and Roca Roja Property, and will continue to deal exclusively with Deal Capital with respect to the Share Sale; provided, however, that the Subsidiaries and Sonora Gold may transfer their interests in the San Enrique and the Greta properties.

(9)

Revised Corporate Tax Returns for the year ended December 31, 2005

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to provide Deal Capital with the filed revised corporate tax returns (the “Revised Returns”) for the Subsidiaries for the year ended December 31, 2005, on or before May 31, 2007.  If Sonora Gold or its Subsidiaries do not provide the Revised Returns on or before May 31, 2007, Deal Capital may, at the expense of Sonora Gold, hire a Mexican legal counsel or accountant to complete these returns, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand or will be deducted the Purchase Price payable on Closing.  Sonora Gold will pay any tax, penalties or interest resulting from the Revised Returns as soon as such payments become due and payable.  Deal Capital may, at its option, make such payments, in which case the Purchase Price payable on closing or the Additional Payment payable pursuant to Section 2.3, as applicable, will be reduced by the amount so paid by Deal Capital.

(10)

Tax Return for the year ended December 31, 2006

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to provide Deal Capital the corporate tax returns for the Subsidiaries for the year ended December 31, 2006 (“2006 Returns”), on or before May 31, 2007.  If Sonora Gold or its Subsidiaries do not provide the 2006 Returns on or before May 31, 2007, Deal Capital may, at the expense of Sonora Gold, hire a Mexican legal counsel or accountant to complete the 2006 Returns, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand or will be deducted from the Purchase Price payable on Closing.  Sonora Gold will pay any tax, penalties or interest resulting from the 2006 Returns as soon as such payments become due and payable.  Deal Capital may, at its option, make such payments, in which case the Purchase Price payable on Closing or the Additional Payment payable pursuant to Section 2.3, as applicable, will be reduced by the amount so paid by Deal Capital.

(11)

IVA Tax Filings

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to file with the Mexican authorities the IVA statements for the years ended December 31, 2004 and 2005 (the “IVA Filings”) and provide Deal Capital copies of the IVA Filings, on or before May 31, 2007.  If Sonora Gold or its Subsidiaries do not provide the IVA Filings on or before May 31, 2007, Deal Capital may, at the expense of Sonora Gold, hire a Mexican accountant to complete and file the IVA Filings, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand or will be deducted from the Purchase Price payable on Closing.  Sonora Gold will pay any tax, penalties or interest resulting from the 2006 Returns as soon as such payments become due and payable.  Deal Capital may, at its option, make such payments, in which case the Purchase Price payable on Closing or the Additional Payment payable pursuant to Section 2.3, as applicable, will be reduced by the amount so paid by Deal Capital.  If, as a result of the IVA Filings, the Subsidiaries receive any credit from the Mexican authorities, the amount of such credit will be added to the Purchase Price payable on Closing or the Additional Payment payable pursuant to Section 2.3, as applicable.

(12)

Payroll Taxes

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to file with the Mexican authorities the potential payroll liabilities (the “Payroll Tax Returns”) for its employees/consultants and provide Deal Capital copies of the Payroll Tax Returns, on or before the 10th Business Day from the Closing Date.  If Sonora Gold or its Subsidiaries do not provide the Payroll Tax Returns as set out in this Section, Deal Capital may, at the expense of Sonora Gold, hire a Mexican legal counsel or accountant to complete the Payroll Tax Returns, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand before Closing or will be deducted from the Purchase Price payable on Closing.  Sonora Gold will pay any tax, penalties or interest resulting from the Payroll Tax Returns as soon as such payments become due and payable.  Deal Capital may, at its option, make such payments, in which case the Purchase Price payable on Closing or the Additional Payment payable pursuant Section 2.3, as applicable, will be reduced by the amount so paid by Deal Capital.

(13)

Mining Property Taxes

Sonora Gold will use commercially reasonable efforts to pay, on or before the 10th Business Day from the Closing Date, all outstanding mining property taxes including the first semester of 2007 (collectively, the “Property Tax”) for the Santa Gertrudis Property and the Roca Roja Property and provide Deal Capital copies of all the Property Tax filings.  If Sonora Gold does not pay the Property Tax as provided in this Section, Deal Capital will pay the Property Tax, in which case the Additional Payment payable pursuant to Section 2.3 will be reduced by the amount of the Property Tax so paid by Deal Capital.

(14)

Register with National Registry of Foreign Investment

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to file with the Mexican authorities the “Inscripcion en Inversiones Extranjeras” for the years ended December 31, 2001 to 2006 (the “Filings”) and provide the Filings to Deal Capital, on or before May 31, 2007.  If Sonora Gold or the Subsidiaries do not provide the Filings on or before May 31, 2007, Deal Capital may, at the expense of Sonora Gold and the Subsidiaries, hire a Mexican legal counsel or accountant to complete the Filings, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand before Closing or will be deducted from the Purchase Price payable on Closing.  Sonora Gold will pay any tax, penalties or interest resulting from the Filings as soon as such payments become due and payable.  Deal Capital may, at its option, make such payments, in which case the Purchase Price payable on Closing or the Additional Payment payable pursuant to Section 2.3, as applicable, will be reduced for the amount paid by Deal Capital.

(15)

Title Opinion for the Santa Gertrudis Property and Roca Roja Property

Sonora Gold and the Subsidiaries will use commercially reasonable efforts to provide Deal Capital, on or before May 25, 2007, a title opinion regarding the Santa Getrudis Property and Roca Roja Property, in a form satisfactory to Deal Capital and Deal Capital’s Counsel, acting reasonably.  This opinion will, among other things, confirm the registered owner(s), the amount of mining property taxes owing, proof of works status at the Santa Gertrudis Property and Roca Roja Property and will confirm that no liens or contracts are filed against the Santa Gertrudis Property and Roca Roja Property from the Mexican Department of Mines.  If Deal Capital does not receive this opinion on or before May 25, 2007, it may, at the expense of Sonora Gold, engage a Mexican legal counsel to expedite receipt of this opinion, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand before Closing or will be deducted from the Purchase Price payable on Closing.

(16)

Incorporation of Newco; Assignment of San Enrique Option Agreement

Sonora Gold will incorporate the Newco on or before May 25, 2007.  First Silver will assign to Newco the MTC Agreement on or before May 31, 2007, and will use its best efforts to obtain all required consents from MTC to this assignment on or before May 31, 2007.  If these consents are not obtained on or before May 31, 2007, Deal Capital may, at the expense of Sonora Gold and First Silver, hire a Mexican legal counsel to expedite receipt of these consents, which expenses will either be reimbursed to Deal Capital by Sonora Gold upon demand or will be deducted from the Purchase Price payable on Closing.

5.2

Covenants by Deal Capital

Deal Capital covenants to the Subsidiaries that it will do or cause to be done the following:

(1)

Escrow Agreements

At the Closing Time, Deal Capital will execute and deliver: (i) to Sonora Gold, the Escrow Agreement; and (ii) following the Closing Time, any other escrow agreement that may be required by the Exchange with respect to any Deal Capital Shares issuable to Sonora Gold under this Agreement.

(2)

Payment of Taxes

If the Closing Date occurs on or before May 31, 2007, then Deal Capital will pay its pro-rated share of the first semester 2007 concession taxes.

(3)

Completion of NI 43-101 Report

Deal Capital will at its own expenses complete or update the technical report on the Santa Gertrudis Property and Roca Roja Property dated September 21, 2005 in accordance with National Instrument 43-101 “Standards for Disclosure for Mineral Projects” (“NI 43-101”).

(4)

Completion of Financial Statements

Deal Capital will at its own expense engage an auditor to complete the Financial Statements according to the generally accepted accounting principles to comply with the Exchange filing requirements.

ARTICLE 6
CONDITIONS

6.1

Conditions to the Obligations of Deal Capital

Notwithstanding anything herein contained, the obligation of Deal Capital to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and Sonora Gold and the Subsidiaries jointly and severally covenant to use their commercially reasonable best efforts to ensure that such conditions are fulfilled:

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of

Covenants

Deal Capital will complete due diligence and investigations of the Subsidiaries, the Subsidiaries Shares and the Business to its sole satisfaction.  The representations and warranties of each of the Subsidiaries and Sonora Gold contained in this Agreement will be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time (regardless of the date as of which the information in this Agreement or in any Schedule or other document made pursuant hereto is given) and at the Closing Time, Deal Capital will receive certificates from Sonora Gold and the Subsidiaries to the effect that their respective representations and warranties remain true and accurate at the Closing Time, and that Sonora Gold and the Subsidiaries have performed or complied with all of their respective covenants, agreements and obligations required to be performed or complied with by them hereunder.

(2)

Material Adverse Changes

There will have been no material change in the Business or the Condition of the Subsidiaries or any assets thereof howsoever arising.

(3)

No Restraining Proceedings

No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction will have been made, and no action or proceeding will be pending or threatened which, in the opinion of counsel to Deal Capital, is likely to result in an order, decision or ruling,

(a)

to disallow, enjoin, prohibit or impose any limitations or conditions on the Share Sale or the transactions contemplated hereby or the right of Deal Capital to own the Subsidiaries Shares; or

(b)

to impose any limitations or conditions which may have an adverse effect on the Business or the Condition of the Subsidiaries.

(4)

Consents

All third party consents, if any, required to be obtained in order to carry out the transactions contemplated hereby in compliance with all agreements binding upon the parties hereto will have been obtained.  All necessary Exchange approvals required to be obtained in order to carry out the transactions contemplated hereby and the Exchange conditional approval of the Proposed Qualifying Transaction will have been obtained.

(5)

Opinions of Sonora Gold’s Counsel

At the Closing Time, Deal Capital will receive an opinion of Sonora Gold’s Counsel, as well as an opinion of the Subsidiaries counsel relating to all aspects of the transactions contemplated in this Agreement (including the transfer of the Subsidiaries Shares and the due registration of such transfer with Mexican authorities), all in a form satisfactory to Deal Capital and Deal Capital’s Counsel, acting reasonably.  Deal Capital will receive at or prior to the Closing Date, a title opinion, as described in Section 5.1(15), regarding the Santa Gertrudis Property and Roca Roja Property.

(6)

Availability of Exemptions

The issue of the Deal Capital Shares to Sonora Gold can be made in compliance with and in reliance on exemptions from the registration and prospectus requirements of the Securities Acts.

(7)

Financial Condition of the Subsidiaries

At the date of this Agreement and on the Closing Date, the Subsidiaries collectively have a minimum net book value of not less than $80,000.

(8)

Financial Statements

The Financial Statements being in a form acceptable to the Exchange, and if required by the Exchange, the Financial Statements being updated to such date as required by the Exchange.

(9)

Board of Directors

On or before the Closing Time, the Board of Directors of Deal Capital will be comprised of: Gregory McKelvey, Mark T. Brown, Donald Ranta and Bryan Morris.

(10)

Due Diligence Reviews

Deal Capital being satisfied with the result of due diligence reviews being carried out on the Subsidiaries, the Subsidiaries Shares and the Business.

(11)

Completion of Purchase Agreement with Sonora Copper LLC

The completion of a purchase and sale agreement with Sonora Copper LLC (“Sonora Copper”) pursuant to which Sonora Copper will sell to Deal Capital all of the issued and outstanding shares of Compania Minera Chuqui, S.A. de C.V..

(12)

Concurrent Financing

The completion of the concurrent financing for gross proceeds of not less than $6,000,000 by private placement of securities of Deal Capital as approved by the Exchange and in accordance with the Securities Acts.

(13)

Subsidiaries Liabilities

The Subsidiaries will at the Closing Time be free of liabilities, and property and the payments will be up to date to the satisfaction of Deal Capital which in its sole discretion may accept certain minor liabilities.

(14)

Assignment of San Enrique Option Agreement

At or prior to May 31, 2007, First Silver will assign to the Newco the MTC Agreement.  At or prior to the Closing Date, First Silver will have received all required consents from MTC to this assignment.

(15)

Option to Purchase with Newco

At or prior to the Closing Time, Deal Capital and the Newco will have entered into an agreement pursuant to which the Newco will grant to Deal Capital an option to purchase from Newco the properties which are subject to the MTC Agreement, including the San Enrique and Greta properties, for US$450,000 (the “Option Payment”) plus an additional $20 per ounce over 45,000 ounces on those properties that are reported in a NI 43-101 compliant technical report and that are in the measured and indicated category using a 1.5 gram per tonne cut off.  Under such agreement, Deal Capital’s option will be for a period of 120 days from the day MTC terminates the MTC Agreement, and the Option Payment will be payable in cash or common shares of Deal Capital, at the election of Deal Capital.

6.2

Waiver or Termination by Deal Capital

The conditions contained in Section 6.1 are inserted for the exclusive benefit of Deal Capital and may be waived in whole or in part by Deal Capital at any time.  The Subsidiaries and Sonora Gold acknowledge that the waiver by Deal Capital of any condition or any part of any condition will constitute a waiver only of such condition or such part of such condition, as the case may be, and will not constitute a waiver of any covenant, agreement, representation or warranty made by them herein that corresponds or is related to such condition or such part of such condition, as the case may be.  If any of the conditions contained in Section 6.1 hereof are not fulfilled or complied with in all material respects as herein provided, Deal Capital may, at or prior to the Closing Time at its option, terminate this Agreement by notice in writing to the Subsidiaries and Sonora Gold and in such event Deal Capital will be released from all obligations hereunder.

6.3

Conditions to the Obligations of the Subsidiaries and Sonora Gold

Notwithstanding anything herein contained, the obligations of the Subsidiaries and Sonora Gold  to complete the transactions provided for herein will be subject to the fulfilment of the following conditions at or prior to the Closing Time, and Deal Capital will use its reasonable best efforts, to the extent such conditions are those of Deal Capital to fulfil, to ensure that such conditions are fulfilled:

(1)

Satisfactory Due Diligence; Accuracy of Representations and Warranties and Performance of

Covenants

Sonora Gold and the Subsidiaries will complete due diligence and investigations of Deal Capital to its sole satisfaction.  The representations and warranties of Deal Capital contained in this Agreement or in any documents delivered in order to carry out the transactions contemplated hereby will be true and accurate on the date hereof and at the Closing Time with the same force and effect as though such representations and warranties had been made as of the Closing Time (regardless of the date as of which the information in this Agreement or any such Schedule or other document made pursuant hereto is given).  In addition, Deal Capital will have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it at or prior to the Closing Time.  In addition, Deal Capital will have delivered to the Subsidiaries and Sonora Gold a certificate to the effect that its representations and warranties remain true and accurate as of the Closing Time and that Deal Capital has performed or complied with all if its covenants, agreements and obligations required to be performed or complied with by it hereunder.

(2)

No Restraining Proceedings

No order, decision or ruling of any court, tribunal or regulatory authority having jurisdiction will have been made, and no action or proceeding will be pending or threatened which, in the opinion of counsel to the Subsidiaries and Sonora Gold, is likely to result in an order, decision or ruling, to disallow, enjoin or prohibit the Share Sale.

(3)

Consents

All third party consents, if any, required to be obtained in order to carry out the transactions contemplated hereby in compliance with all agreements binding upon the parties hereto will have been obtained.  All necessary Exchange approvals required to be obtained in order to carry out the transactions contemplated hereby and the Exchange conditional approval of the Proposed Qualifying Transaction will have been obtained.

(4)

Financing

At, or prior to the Closing Time, Deal Capital will have raised gross proceeds of not less than $6,000,000 through a private placement of securities of Deal Capital, as approved by the Exchange, and in accordance with the Securities Acts.

6.4

Waiver or Termination by Vendors

The conditions contained in Section 6.3 hereof are inserted for the exclusive benefit of the Subsidiaries and Sonora Gold  and may be waived in whole or in part by the Subsidiaries and Sonora Gold at any time.  Deal Capital acknowledges that the waiver by the Subsidiaries and Sonora Gold of any condition or any part of any condition will constitute a waiver only of such condition or such part of such condition, as the case may be, and will not constitute a waiver of any covenant, agreement, representation or warranty made by Deal Capital herein that corresponds or is related to such condition or such part of such condition, as the case may be.  If any of the conditions contained in Section 6.3 hereof are not fulfilled or complied with as herein provided, the Subsidiaries and Sonora Gold  may, at or prior to the Closing Time at their option, terminate this Agreement by notice in writing to Deal Capital and in such event the Subsidiaries and Sonora Gold  will be released from all obligations hereunder.

ARTICLE 7
CLOSING

7.1

Closing Date

The completion of the transactions contemplated hereby (the “Closing”) shall occur on the date (the “Closing Date”) which shall take place five (5) calendar days following the day upon which all of the approvals and determinations required to be obtained pursuant to this Agreement have been obtained by Deal Capital or such earlier or later date as Deal Capital, the Subsidiaries and Sonora Gold may agree.  The parties shall use their best efforts to cause the Closing Date to be on or before April 30, 2007.  The parties agree that the Closing Date may be extended to: (i) May 31, 2007 by payment by Deal Capital to Sonora Gold of an amount of US$10,000 on or before May 1, 2007; and (ii) to June 30, 2007, by payment by Deal Capital to Sonora Gold of an amount of US$10,000 on or before June 1, 2007.  If the Closing Date does not occur on or before June 30, 2007, or such later date as the parties to this Agreement may agree to in writing (the “Termination Date”), this Agreement will automatically terminate on the Termination Date.

7.2

Deliveries on Closing

On the Closing Date:

(a)

Sonora Gold and the Subsidiaries shall deliver to Deal Capital:

(i)

the certificates of the Subsidiaries contemplated in Section 6.1(1);

(ii)

a certified copy of each of the resolutions of the directors of Sonora Gold and of each of the Subsidiaries approving the Share Sale;

(iii)

the Escrow Agreement duly executed by Sonora Gold;

(iv)

duly executed share certificate of First Silver in the name of: (i) Deal Capital representing 49,999 common shares in the capital of First Silver; and (ii) Mr. Alberto Navarro, Deal Capital’s Mexican representative, or such other person as may be designated by Deal Capital, 1 common share in the capital of First Silver;

(v)

duly executed share certificate of Recursos in the name of: (i) Deal Capital representing 49,999 common shares in the capital of Recursos; and (ii) Mr. Alberto Navarro, Deal Capital’s Mexican representative, or such other person as may be designated by Deal Capital, representing 1 common share in the capital of Recursos;

(vi)

shareholders’ register of First Silver showing Deal Capital as the registered owner of 49,999 common shares of First Silver and Mr. Alberto Navaro, or such other person as may be designated by Deal Capital, as the registered owner of 1 common share of First Silver;

(vii)

shareholders’ register of Recursos showing Deal Capital as the registered owner of 49,999 common shares of Recursos and Mr. Alberto Navaro, or such other person as may be designated by Deal Capital, as the registered owner of 1 common share of Recursos;

(viii)

trust deed, stock power of attorney or other document pursuant to which Mr. Alberto Navarro, or such other person as may be designated by Deal Capital, will hold legal title of 1 share of each Subsidiary in trust for Deal Capital;

(ix)

all books, records and accounts of the Subsidiaries and any other information necessary for Deal Capital to operate and manage the Business and the assets presently owned by the Subsidiaries;

(x)

the consents referred to in Section 6.1(4);

(xi)

the opinions of Sonora Gold’s Counsel and the Subsidiaries’ counsel referred to in Section 6.1(5); and

(xii)

the agreements referred to in Sections 6.1(14) and (15) hereof.

(b)

Deal Capital shall deliver to the Subsidiaries and Sonora Gold :

(i)

a certified cheque, bank draft, wire transfer or direct deposit to the account of Sonora Gold’s Counsel in the amount of US$650,000, payable pursuant to Section 2.2(2), subject to any adjustment pursuant to Section 7.5 or any reduction in the Purchase Price pursuant to Section 5.1;

(ii)

duly executed share certificates of Deal Capital for the Consideration Shares registered in the name of Sonora Gold, as set out in Section 2.2(3);

(iii)

a copy of a conditional approval letter from the Exchange approving the terms of this Agreement and the Proposed Qualifying Transaction;

(iv)

the certificate of Deal Capital contemplated in Section 6.3(1);

(v)

the Escrow Agreement and any other escrow agreement required to be entered into pursuant to the policies of the Exchange, duly executed by Deal Capital and Pacific Corporate Trust Company in its capacity as escrow agent;

(vi)

a certified copy of the resolution of the directors of Deal Capital authorizing the allotment and issuance of the Deal Capital Shares pursuant to the terms of this Agreement; and

(vii)

the agreement referred to in subsection 6.1(15) hereof.

7.3

Closing Arrangements

Subject to the terms and conditions hereof, the transactions contemplated herein will be closed at the Closing Time at the offices of Deal Capital’s Counsel at 1100 - 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 3K4 or at such other place or places as may be mutually agreed upon by Sonora Gold and Deal Capital.

7.4

Effective Time

The Share Sale under this Agreement will take effect as of and from the Closing Time.  All transactions in the Business conducted prior to the Closing Time will be for the account of Sonora Gold and all transactions in the Business on or after the Closing Time will be for the account of Deal Capital.

7.5

Adjustments in the Purchase Price

Taxes, prepaid expenses relating to the Santa Gertrudis Property and Roca Roja Property (including “surface access rights”) and other matters customarily the subject of adjustment will be adjusted as at the close of business on the Business Day immediately preceding the Closing Time on a per diem basis and the Purchase Price payable pursuant to will be adjusted accordingly.

ARTICLE 8
INDEMNIFICATION AND SET-OFF

8.1

Indemnity by Sonora Gold and the Subsidiaries

(1)

Sonora Gold and the Subsidiaries jointly and severally agree to indemnify and save Deal Capital harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, cost, liability and expense which may be made or brought against Deal Capital or which Deal Capital may suffer or incur as a result of, in respect of or arising out of:

(a)

any non-performance or non-fulfilment of any covenant or agreement on the part of the Subsidiaries or Sonora Gold contained in this Agreement or in any document given in order to carry out the transactions contemplated hereby;

(b)

any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Subsidiaries or Sonora Gold contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby; and

(c)

all costs and expenses including, without limitation, legal fees on a solicitor and client basis, incidental to or in respect of the foregoing.

(2)

The obligations of indemnification by the Subsidiaries and Sonora Gold pursuant to paragraph (a) of this Section will be subject to the provisions of Section 8.2.

8.2

Provisions Relating to Indemnity Claims

The following provisions will apply to any claim by Deal Capital for indemnification by the Subsidiaries and Sonora Gold  pursuant to Section 8.1 or otherwise as outlined herein (in this Section, an “Indemnity Claim”):

(a)

Promptly after becoming aware of any matter that may give rise to an Indemnity Claim, Deal Capital will provide to the Subsidiaries and Sonora Gold written notice of the Indemnity Claim specifying (to the extent that information is available) the factual basis for the Indemnity Claim and the amount of the Indemnity Claim or, if an amount is not then determinable, an estimate of the amount of the Indemnity Claim, if an estimate is feasible in the circumstances.

(b)

If an Indemnity Claim relates to an alleged liability of Deal Capital to any other person (in this Section, a “Third Party Liability”), including without limitation any governmental or regulatory body or any taxing authority, which is of a nature such that Deal Capital is required by applicable law to make a payment to a third party before the relevant procedure for challenging the existence or quantum of the alleged liability can be implemented or completed, then Deal Capital may, notwithstanding the provisions of paragraphs (c) and (d) of this Section, make such payment and forthwith demand reimbursement for such payment from the Subsidiaries and Sonora Gold in accordance with this Agreement; provided that, if the alleged liability to the third party as finally determined upon completion of settlement negotiations or related legal proceedings is less than the amount which is paid by the Subsidiaries and Sonora Gold in respect of the related Indemnity Claim, then Deal Capital will forthwith following the final determination pay to the Subsidiaries and Sonora Gold the amount by which the amount of the liability as finally determined is less than the amount which is so paid by the Subsidiaries and Sonora Gold.

(c)

Deal Capital will not negotiate, settle, compromise or pay (except in the case of payment of a judgement) any Third Party Liability as to which it proposes to assert an Indemnity Claim, except with the prior consent of the Subsidiaries and Sonora Gold (which consent must not be unreasonably withheld or delayed), unless there is a reasonable possibility that such Third Party Liability may materially and adversely affect the business of Deal Capital, in which case Deal Capital will have the right, after notifying the Subsidiaries and Sonora Gold, to negotiate, settle, compromise or pay such Third Party Liability without prejudice to its rights of indemnification hereunder.

(d)

With respect to any Third Party Liability, provided the Subsidiaries and Sonora Gold first admit Deal Capital’s right to indemnification for the amount of such Third Party Liability which may at any time be determined or settled, then in any legal, administrative or other proceedings in connection with the matters forming the basis of the Third Party Liability, the following procedures will apply:

(i)

except as contemplated by subparagraph (iii) of this paragraph, the Subsidiaries and Sonora Gold  will have the right to assume carriage of the compromise or settlement of the Third Party Liability and the conduct of any related legal, administrative or other proceedings, but Deal Capital and Sonora Gold  will have the right and will be given the opportunity to participate in the defence of the Third Party Liability, to consult with the Subsidiaries and Sonora Gold  in the settlement of the Third Party Liability and the conduct of related legal, administrative and other proceedings (including consultation with counsel) and to disagree on reasonable grounds with the selection and retention of counsel, in which case counsel satisfactory to the Subsidiaries, Sonora Gold  and Deal Capital will be retained by the Subsidiaries and Sonora Gold;

(ii)

the Subsidiaries and Sonora Gold will co-operate with Deal Capital in relation to the Third Party Liability, will keep it fully advised with respect thereto, will provide it with copies of all relevant documentation as it becomes available, will provide it with access to all records and files relating to the defence of the Third Party Liability and will meet with representatives of Deal Capital at all reasonable times to discuss the Third Party Liability; and

(iii)

notwithstanding subparagraphs (i) and (ii) of this paragraph, the Subsidiaries and Sonora Gold  will not settle the Third Party Liability or conduct any legal, administrative or other proceedings in any manner which could, in the reasonable opinion of Deal Capital, have a material adverse affect on the business of Deal Capital, except with the prior written consent of Deal Capital.

(e)

If, with respect to any Third Party Liability, the Subsidiaries and Sonora Gold do not admit Deal Capital’s right to indemnification or decline to assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability, then the following provisions will apply:

(i)

Deal Capital, at its discretion, may assume carriage of the settlement or of any legal, administrative or other proceedings relating to the Third Party Liability and may defend or settle the Third Party Liability on such terms as Deal Capital, acting in good faith, considers advisable; and

(ii)

any cost, loss, damage or expense incurred or suffered by Deal Capital in the settlement of such Third Party Liability or the conduct of any legal, administrative or other proceedings will be added to the amount of the Indemnity Claim.

ARTICLE 9
GENERAL PROVISIONS

9.1

Further Assurances

Each of the Subsidiaries and Sonora Gold, on the one hand, and Deal Capital on the other hand hereby covenants and agrees that at any time and from time to time after the Closing Date they will, upon the request of the others, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for the better carrying out and performance of all the terms of this Agreement including, without limitation, any documents required to comply with securities or stock exchange requirements.

9.2

Notices

Any notice, designation, communication, request, demand or other document, required or permitted to be given or sent or delivered hereunder to any party hereto shall be in writing and shall be sufficiently given or sent or delivered if it is:

(a)

delivered personally to such party or to an officer or director of such party, as applicable, or

(b)

sent to the party entitled to receive it by registered mail, postage prepaid, mailed in Canada, or

(c)

sent by telecopy machine.

Notices shall be sent to the following addresses or telecopy numbers:

(i)

in the case of the Subsidiaries and Sonora Gold ,

Sonora Gold Corporation

520-700 West Pender Street

Vancouver, B.C., V6C 1G8

Attention:

President

Telecopier:

(604) 685-7349

with a copy to,

Morton & Company

1200 – 750 West Pender Street

Vancouver, B.C.

V6C 2T8

Attention:

Christopher A. Lowe

Telecopier:

(604) 681-9652

(ii)

in the case of Deal Capital,

Deal Capital Ltd.

410 – 325 Howe Street

Vancouver, B.C.

V6C 1Z7

Attention:

President

Telecopier:

(604) 688-3392

with a copy to,

McCullough O’Connor Irwin LLP

1100 - 888 Dunsmuir Street

Vancouver, B.C.

V6C 3K4

Attention:

David Gunasekera

Telecopier:

(604) 687-7099

or to such other address or telecopier number as the party entitled to or receiving such notice, designation, communication, request, demand or other document, by a notice given in accordance with this Section, has communicated to the party giving or sending or delivering such notice, designation, communication, request, demand or other document.

Any notice, designation, communication, request, demand or other document given or sent or delivered as aforesaid will

(a)

if delivered as aforesaid, be deemed to have been given, sent, delivered and received on the date of delivery;

(b)

if sent by mail as aforesaid, be deemed to have been given, sent, delivered and received (but not actually received) on the fourth Business Day following the date of mailing, unless at any time between the date of mailing and the fourth Business Day thereafter there is a discontinuance or interruption of regular postal service, whether due to strike or lockout or work slowdown, affecting postal service at the point of dispatch or delivery or any intermediate point, in which case it will be deemed to have been given, sent, delivered and received in the ordinary course of the mails, allowing for such discontinuance or interruption of regular postal service; and

(c)

if sent by telecopy machine, be deemed to have been given, sent, delivered and received on the date the sender receives the telecopy answer back confirming receipt by the recipient.

9.3

Counterparts

This Agreement may be executed in several counterparts, each of which so executed will be deemed to be an original, and such counterparts together will constitute but one and the same instrument.

9.4

Expenses of Parties

Except as otherwise provided herein, each of the parties hereto will bear all expenses incurred by it in connection with this Agreement including, without limitation, the charges of their respective counsel, accountants, auditors, financial advisors and finders.

9.5

Public Announcements

No party to this Agreement will make a public announcements by way of a news release of otherwise regarding any of the transactions contemplated under this Agreement without prior consent of the other parties.

9.6

Assignment

No party to this Agreement may assign its rights under this Agreement without prior written consent of the other parties to this Agreement.

9.7

Successors and Assigns

This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.8

Entire Agreement

This Agreement and the Schedules referred to herein constitute the entire agreement among the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, whether set out in the Letter of Intent or otherwise, with respect to the subject matter hereof.  None of the parties hereto will be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the Schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement.  The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the Schedules, documents and instruments to be delivered on or before the Closing Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such Schedules, documents or instruments.

9.9

Waiver

Any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive any term or condition hereof at any time on or prior to the Closing Time; provided, however, that such waiver must be evidenced by written instrument duly executed on behalf of such party.

9.10

Amendments

No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

9.11

Default and Termination

If at any time a party is in default of any requirement of this Agreement or is in breach of any provision contained in this Agreement (the “Defaulting Party”), the party affected by the default (the “Non-Defaulting Party”) may terminate this Agreement by giving written notice of termination to the other parties to this Agreement but only if:

(a)

it will have given to the Defaulting Party written notice of the particular failure, default, or breach on the part of the Defaulting Party; and

(b)

the Defaulting Party has not, within 30 days following delivery of such written notice of default, cured such default or commenced to cure such default, it being agreed that should it so commence to cure any such default it will prosecute such cure to completion without undue delay.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

DEAL CAPITAL LTD.

By:

Name:

Title:

SONORA GOLD CORPORATION

By:

Name:

Title:

FIRST SILVER RESERVE, S.A. de C.V.

By:

Name:

Title:

RECURSOS ESCONDIDOS, S.A. de C.V.

By:

Name:

Title:

SCHEDULE 3.1(5)(b)

Sonora Gold:

•

Articles of Auckland Explorations Ltd., November 6, 1984;

•

Company Act Memorandum (respecting formation of Auckland Explorations Ltd.), November 6, 1984;

•

Certificate of Incorporation of Auckland Explorations Ltd., November 8, 1984;

•

Form 20, Company Act Special Resolution, June 27, 1994 (respecting 3 for 1 share consolidation and name change to Coromandel Resources Ltd.);

•

Certificate of Change of Name, February 15, 1996;

•

Form 19, Company Act Special Resolution, July 22, 1999 (respecting 5 for 1 share consolidation and name change from Coromandel Resources Ltd. to International Coromandel Resources Ltd.);

•

Certificate of Change of Name, May 5, 2000;

•

Transition Application and Notice of Articles of International Coromandel Resources Ltd., August 3, 2005

•

Notice of Alteration, August 17, 2004 (respecting name change from International Coromandel Resources Ltd. to Sonora Gold Corp.);

•

Certificate of Change of Name, August 17, 2004 (International Coromandel Resources Ltd. to Sonora Gold Corp.);

•

Articles of Sonora Gold Corp., August 25, 2005;

•

Notice of Alteration’ December 27, 2006 (respecting removal of pre-existing company provisions and change of authorized share capital to an unlimited number of common shares);

•

Notice of Articles, December 28, 2006;

First Silver:

•

Articles of Incorporation, November 11, 1994

Recursos:

•

Articles of Incorporation, April 12, 1999

SCHEDULE 3.1(5)(c)

The following pertains to First Silver’s water rights license:

•

Sonora Gold, FS, Nevada Pacific Gold Ltd. and Oro de Sotula, water rights, reclamation, remaining and removed equipment;

•

Water Right transfer agreement First Silver and Oro de Sotula April 2006;

•

Water Right transfer minutes First Silver, Oro de Sotula and Ejido 6 de Enero;

•

Minutes to update Water Right, First Silver and Ejido 6 de Enero;

•

Original Water Right Title, Oro de Sotula 2002;

•

November 2003 Water Right Registration Oro de Sotula and Comision Nacional Del Agua;

•

Water Right registration documents 2006

SCHEDULE 3.1(20)

	Bank Account No.	Name and Bank Address	Signing Authority
First Silver	11005778549	Scotiabank Inverlat, SA Blvd. Rodríguez esq. con Yañez Col. Centro Hermosillo Sonora Mex.	Alfonso De la Torre Ramos
Recursos	11005710774	Scotiabank Inverlat, SA Blvd. Rodríguez esq. con Yañez Col. Centro Hermosillo Sonora Mex.	Alfonso De la Torre Ramos

SCHEDULE 3.1(29)

Option Agreements:

•

First Silver & Minera Teck Cominco S.A de C.V. agreement dated July 8, 2005 on San Enrique property.  The San Enrique property will be removed from First Silver prior to completion of this Agreement.  The San Enrique property includes the following claims:

1.

Fracc. 10 Agua Blanca I;

2.

Fracc. 11 Agua Blanca I;

3.

Fracc. 12 Agua Blanca I;

4.

El Pinto I.

•

First Silver & Minera Teck Cominco S.A de C.V. amending agreement dated January 31, 2006 as an addition to the July 8, 2005 agreement to include an option to earn interest in the Greta property. The Greta property will be removed from First Silver prior to completion of this agreement. The Greta property includes the following claims:

1.

Fracc. 7 Agua Blanca I;

2.

Fracc. 8 Agua Blanca I.

Land/surface access pertaining to the following agreements:

•

First Silver and Guillermo Aguayo- Santa Teresa Ranch surface access agreement;

•

First Silver and Ejido 6 de Enero surface access agreement December 2004-2014;

•

First Silver and Ejido 6 de Enero surface access agreement September 1997- December 2003;

•

First Silver and Ejido 6 de Enero surface access agreement September 1997;

•

First Silver and Ejido 6 de Enero surface access agreement April 1996;

Net smelter royalty on the following agreements:

•

Queenstake agreement for First Silver’s Santa Gertrudis property;

•

Campbell agreement for Recursos.

SCHEDULE 3.1(31)

First Silver and Recursos current consultants are:

•

Alfonso de la Torre;

•

Francisco Martinez Camacho; and

•

Francisco Ramirez Garcia.